Exhibit 99.1

PFF BANCORP, INC.

MARCH 31, 2006 INVESTOR UPDATE SLIDES AVAILABLE

POMONA, Calif. - May 10, 2006 (PR Newswire - First Call) - PFF Bancorp, Inc. (NYSE:PFB), the holding company for PFF Bank & Trust, Diversified Builder Services, Inc. and Glencrest Investment Advisors, Inc., has posted its March 31, 2006 Investor Update Slides to its web site at www.pffbancorp.com/presentations.

SOURCE:  PFF Bancorp, Inc.

CONTACT:  Gregory C. Talbott, Executive Vice President, CFO of PFF Bancorp, Inc.

(909) 623-2323

Web site:  http://www.pffbancorp.com